UNITED STATES
     SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C. 20549


                  FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934



Date of Report (Date of earliest event
reported)           January 30, 1998


  Krupp Institutional Mortgage Fund Limited
Partnership


          Massachusetts            0-14378
          04-2860302
(State or other jurisdiction of
(Commission             (IRS employer
incorporation or organization)          file
number)       identification no.)



470 Atlantic Avenue, Boston, Massachusetts
                   02210
(Address of principal executive offices)
                     (Zip Code)



               (617) 423-2233
  (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

        Disposition of Krupp Equity Limited
        Partnership ("KELP") Properties

Krupp Institutional Mortgage Fund Limited
Partnership (the "Partnership") holds the underlying mortgages of properties owned by KELP, an affiliate of the Partnership. On December 2, 1997,
Berkshire Realty Enterprise Limited
Partnership, an affiliate of the General
Partners as agent for KELP entered into an Agreement of Sale to sell its remaining properties to Kejack, Inc. and its permitted assigns, which are unaffiliated third parties. Bell
Plaza Shopping Center, a shopping center containing 43,842 leasable square feet located in Oak Lawn, Illinois and Northeast Plaza
Shopping Center, a shopping center containing
89,224 leasable square feet located in Baton
Rouge, Louisiana, were included in a package with twelve other properties owned by affiliates of the General Partners of KELP.
The total selling price of the fourteen
properties was $138,000,000, of which KELP received $5,027,200 for the sale of its properties, less its share of the closing costs. The transaction was consummated on January 30, 1998. KELP will use the net proceeds of the sale to pay down the mortgage notes payable to the Partnership. The promissory notes due KIMF, totalling
$2,790,388, are pledged as additional
collateral for the Participating Notes under the Master Loan Agreement and the Collateral
Pledge Agreement.

The General Partners expect to liquidate and distribute the remaining assets of the Partnership in 1998.





Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of Business
Acquired
        Response: Not applicable

     (b)  Pro Forma Financial Information
        Response: Proforma financial
        statements will be filed no later
        than

        March 31, 1998.

     (c)  Exhibits

1. Agreement of Sale dated December 2, 1997 between Berkshire Realty Enterprise Limited
Partnership, agent for Krupp Equity Limited
Partnership, and Kejack, Inc. and its
permitted assigns.

2.   First Amendment to Agreement of Sale
dated   December 12, 1997 between Berkshire
Realty Enterprise Limited Partnership, agent for Krupp Equity Limited Partnership, and
Kejack, Inc. and its permitted assigns.

3.   Second Amendment to Agreement of Sale
dated December 14, 1997 between Berkshire
Realty Enterprise Limited Partnership, agent for Krupp Equity Limited Partnership, and
Kejack, Inc. and its permitted assigns.

4.   Side letter dated December 17, 1997 from
William S. Gee on behalf of Kejack, Inc. and
its permitted assigns to Eli Rubenstein, Esq.
on   behalf of Berkshire Realty Enterprise
Limited Partnership, agent for Krupp Equity
Limited Partnership.

5.   Side letter dated January 6, 1998 from
William S. Gee on behalf of Kejack, Inc.and its permitted assigns to Eli Rubenstein, Esq.
on behalf of Berkshire Realty Enterprise
Limited Partnership, agent for Krupp Equity
Limited Partnership.

SIGNATURE


Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Krupp Institutional Mortgage Fund Limited
Partnership

(Registrant)





BY:  /s/Wayne H. Zarozny
         Wayne H. Zarozny
        Treasurer and Chief
        Accounting Officer of the Krupp
        Corporation, a General
        Partner.



DATE: February 3, 1998